UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On May 2, 2008, Lakeland Industries, Inc., a Delaware corporation (the “Registrant,” “Lakeland” or the “Company”), and its subsidiary, Lakeland do Brasil Empreendimentos e Participações Ltda, a limited liability company (sociedade limitada) organized under the laws of the nation of Brazil (the “Purchaser”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Miguel Antonio dos Guimarães Bastos, Elder Marcos Vieira da Conceição, and Márcia Cristina Vieira da Conscição Antunes, together the (“Sellers”), Nordeste Empreendedor Fundo Mútuo de Investimento em Empresas Emergentes, and Qualytextil S.A., a corporation (sociedade por ações) organized under the laws of the nation of Brazil (“Qualytextil”), pursuant to which Lakeland agreed to acquire Qualytextil (the “Acquisition”) for an initial purchase price of approximately USD$13.3 million (the “Purchase Price”).

Pursuant to the terms of the Stock Purchase Agreement, the Purchase Price is derived as the multiple of seven times the 2007 EBITDA of Qualytextil, less all outstanding debts at closing.  The 2007 EBITDA was R$3,118,000 and the total amount paid at closing, including the repayment of such outstanding debts, is R$21,826,000 (or approximately USD$13.3 million).

The Stock Purchase Agreement provides for an adjustment of the Purchase Price, based on results of a post-closing audit of the April 30, 2008 Balance Sheet and also based on results of 2008 EBITDA.  In addition, the Stock Purchase Agreement provides for a Supplementary Purchase Price (as defined below).  Subject to Qualytextil’s EBITDA in 2010 being equal to or greater than R$4,449,200, the Purchaser shall then pay to the Sellers the difference between six (6) times Qualytextil’s EBITDA in 2010 and seven (7) times the 2007 EBITDA (R$21,826,000.00), less any unpaid disclosed or undisclosed contingencies (other than Outstanding Debts) from pre-closing which exceeds R$100,000.00 ("Supplementary Purchase Price"). The Supplementary Purchase Price in no event shall be greater than R$27,750,000.00. For the purposes of determining Qualytextil’s EBITDA in 2010, within up to ninety (90) days after December 31, 2010, the Purchaser shall cause Qualytextil to provide the Sellers with a written and audited statement describing Qualytextil’s EBITDA in 2010, prepared in accordance with Brazilian GAAP and in a manner consistent with the manner in which the 2007 EBITDA was determined by the Parties. Should the Purchaser and the Sellers agree on the amounts so presented as Qualytextil’s EBITDA in 2010, then the Supplementary Purchase Price shall, within 30 (thirty) Business Days after the presentation of the mentioned statement by Qualytextil, be paid by the Purchaser to the Sellers. Should the Purchaser and the Sellers disagree with the amounts presented by Qualytextil as Qualytextil’s EBITDA in 2010, and should the parties and their respective external auditors not be able to reach an agreement upon such values within thirty (30) business days as from the presentation of referred original statement, then the parties shall jointly appoint (and equally bear the costs of) another auditing firm. The retained third auditing firm shall, within fifteen (15) business days following its engagement, issue a final and binding statement contemplating Qualytextil’s EBITDA in 2010 (the third auditing firm shall prepare and issue its final statement in accordance with Brazilian GAAP and in a manner consistent with the manner in which the 2007 EBITDA was determined by the Parties). The payment of the Supplementary Purchase Price, if any, derived from the final statement by the third auditing firm shall be made within five (5) business days as from the issuance of such final statement. To the extent that Qualytextil’s EBITDA in 2010 is greater than R$6,356,000, the Supplementary Purchase Price will be payable in February 2011 based on a multiple of six (6) times such capped amount of R$6,356,000 and the remaining amount of the Supplementary Purchase Price shall be paid in February 2012, provided however that this remainder will be due only if the actual Qualytextil’s EBITDA in 2011 corresponds to at least 90% of Qualytextil’s EBITDA in 2010.

Pursuant to the terms of the Stock Purchase Agreement, Sellers have been granted a right of first refusal.  If the Purchaser, at any time before the payment of the Supplementary Purchase Price, receives an offer to sell its shares in Qualytextil, it shall (i) give the Sellers the right to acquire those shares on the same terms and conditions set forth in such offer (“Right of First Refusal”), exercisable by written notice given by the Sellers to the Purchaser within thirty (30) days after the receipt of a notice from the Purchaser informing the terms and conditions of the offer. The Purchaser shall not be bound to transfer shares to the Sellers as a result of the exercise of the Right of First Refusal by the Sellers if those shares do not represent all of the shares contemplated in the offer made by the third party.  If the Sellers elect not to exercise its Right of First Refusal or if they fail to timely exercise the Right of First Refusal, then the Purchaser may sell the shares to the third party offering to purchase the shares.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on From 8-K and is incorporated herein by reference in its entirety.  The Stock Purchase Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any factual information about Lakeland, Qualytextil or any other party.  The representations, warranties and covenants contained in the Stock Purchase Agreement are made only for purposes of that agreement and as of the specific dates set forth therein, are solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries of the Stock Purchase Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Lakeland, Qualytextil or any other party.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of this agreement, which subsequent information may or may not be fully reflected in any of Lakeland’s public disclosures.

Employment Agreements

In connection with the execution of the Stock Purchase Agreement, all of the Sellers have executed employment agreements with Qualytextil with terms expiring December 31, 2011.  Each of these employment agreements contain a non-compete provision extending seven (7) years from termination of employment.  Copies of these employment agreements have been filed as Exhibits 10.5 to 10.8 to this Current Report on From 8-K and are incorporated herein by reference in their entirety.

Amendment to Revolving Line of Credit

The acquisition of Qualytextil is being financed through Lakeland’s existing revolving credit facility with Wachovia Bank, N.A (“Wachovia”).  On May 13, 2008, Wachovia agreed to amend several negative covenants contained in Lakeland’s $25,000,000 Revolving Line of Credit dated July 7, 2005, as previously amended on September 1, 2005, December 7, 2007 and February 15, 2008, to allow Lakeland to enter into the Stock Purchase Agreement and thereafter consummate the Qualytextil acquisition.  In addition, the amount of funds available to Lakeland under the Revolving Line of Credit have been increased from $25,000,000 to $30,000,000.  The foregoing brief summary of the amendment to Lakeland’s revolving credit facility with Wachovia does not purport to be complete and is qualified by reference to the complete text of such amendment which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 13, 2008, Lakeland completed the acquisition of Qualytextil and the other transactions contemplated by the Stock Purchase Agreement.  In connection with the closing of such acquisition, a total of R$6.3 million (USD$3.9 million) was used to repay outstanding debts of Qualytextil, R$7.8 million (USD$4.8 million) was retained in the various escrow funds as described, and the balance of R$7.7 million (USD$4.7 million) was paid to the Sellers at closing.  In accordance with the Stock Purchase Agreement, the funds from the Purchase Price, after the repayment of the outstanding debts of Qualytextil have been funded, will then have several “retained amounts” held in escrow for varying periods.  For purposes of the Stock Purchase Agreement, “retained amounts” mean the aggregate of: (i) up to R$649,000 to satisfy indemnification obligations under the Stock Purchase Agreement regarding certain contingencies of Qualytextil, which funds will remain in escrow for five (5) years or upon expiration of the statute of limitations applicable to such contingencies (whichever occurs first) and will only be released by mutual agreement between the parties to the Stock Purchase Agreement (the “Parties”); (ii) the amounts of R$355,369 corresponding to 10% of the receivables and R$268,874, corresponding to 10% of the stocks of Qualytextil both on December 31, 2007, to satisfy indemnification regarding contingencies of Qualytextil, which funds will remain in escrow for a period of (a) six (6) months with respect to the receivables, and (b) one (1) year with respect to the stocks, and will only be released by mutual agreement between the Parties; (iii) 10% of the Purchase Price to satisfy indemnifications for unknown contingencies, representations and warranties, including but not limited to any tax issues, which funds will remain in escrow for the period of two (2) years from the Closing Date, and will only be released by mutual agreement between the Parties; and (iv) 20% of the Purchase Price, which funds shall remain in escrow until the 2008 EBITDA is determined, in order to satisfy the payment of eventual 2008 Adjusted Purchase Price.

Item 7.01	Regulation FD Disclosure.

On May 14, 2008, Lakeland issued a press release announcing the completion of the acquisition of Qualytextil.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into Lakeland’s filings under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by this Item, with respect to the acquisition described in this Current Report on Form 8-K, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item, with respect to the acquisition described in this Current Report on Form 8-K, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d)	Exhibits

10.1	Stock Purchase Agreement dated May 2, 2008 among Lakeland do Brasil Empreendimentos e Participacoes Ltda. and Lakeland Industries, Inc. †

10.2
Escrow Agreement, dated May 9, 2008, between Elder Marcos Vieira da Conceicao, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.

10.3
Escrow Agreement, dated May 9, 2008, between Marcia Cristina Vieira da Conceicao Antunes, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.

10.4
Escrow Agreement, dated May 9, 2008, between Miguel Antonio Dos Guimaraes Bastos, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.

10.5	Management Agreement between Elder Marcos Vieira da Conceicao and Qualytextil, S.A. ‡

10.6	Management Agreement between Marcia Cristina Vieira da Conceicao Antunes and Qualytextil, S.A. ‡

10.7	Management Agreement between Elton de Carvalho Antunes and Qualytextil, S.A. ‡

10.8	Management Agreement between Miguel Antonio dos Guimaraes Bastos and Qualytextil, S.A. ‡

10.9	Second Amended and Restated Note between Lakeland Industries, Inc. and Wachovia, N.A.

10.10	Third Modification to Note and Loan Agreement and Reaffirmation of Guaranty.

10.11	Unconditional Guaranty between Lakeland do Brasil Empreendimentos e Participacoes Ltda., Lakeland Industries, Inc., and Wachovia Bank, N.A.

10.12	Unconditional Guaranty between Qualytextil, S.A., Lakeland Industries, Inc., and Wachovia Bank, N.A.

10.13	Quota Pledge Agreement among Lakeland Industries, Inc., Christopher J. Ryan, Wachovia Bank, N.A., Qualytextil S.A. and Lakeland do Brasil Empreendimentos e Participacoes Ltda.

10.14	Share Pledge Agreement among Lakeland do Brasil Empreendimentos e Participacoes Ltda., Lakeland Industries, Inc., Wachovia Bank, N.A. and Qualytextil S.A.

10.15	Equipment Pledge and Security Agreement among Wachovia Bank, N.A., Qualytextil S.A., Lakeland do Brasil Empreendimentos e Participacoes Ltda., and Lakeland Industries, Inc.

10.16	Power of Attorney, Qualytextil, S.A. appointing Wachovia Bank, N.A. to the powers granted by the Bank in the Equipment Pledge and Security Agreement.

10.17	Power of Attorney, Qualytextil, S.A. appointing Wachovia Bank, N.A. to the powers granted by the Bank in the Inventory Pledge and Security Agreement.

10.18	Inventory Pledge and Security Agreement among Wachovia Bank, N.A., Qualytextil S.A., Lakeland do Brasil Empreendimentos e Participacoes Ltda., and Lakeland Industries, Inc.

10.19	Accounts Receivable and Bank Account Pledge Agreement By and Between Qualytextil, S.A., as Pledgor and Wachovia Bank National Association, as Pledgee.

10.20	Accounts Receivable Pledge Agreement By and Between Qualytextil, S.A., as Pledgor and Wachovia Bank National Association, as Pledgee.

10.21	Debt Subordination Agreement for Lakeland do Brasil Empreendimentos e Participacoes Ltda.

10.22	Debt Subordination Agreement for Qualytextil, S.A.

99.1	Press Release issued by Lakeland Industries, Inc. on May 14, 2008, titled “Lakeland Industries Completes Acquisition of Brazilian Protective Apparel Supplier Qualytextil, S.A.”

†	All schedules and similar attachments to the Stock Purchase Agreement have been omitted. Copies of such schedules and similar attachments will be furnished supplementally to the SEC upon request.

‡	Management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date May 14, 2008	/s/ Christopher J. Ryan
Christopher J. Ryan
President & CEO

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Stock Purchase Agreement dated May 2, 2008 among Lakeland do Brasil Empreendimentos e Participacoes Ltda. and Lakeland Industries, Inc. †

10.2
Escrow Agreement, dated May 9, 2008, between Elder Marcos Vieira da Conceicao, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.

10.3
Escrow Agreement, dated May 9, 2008, between Marcia Cristina Vieira da Conceicao Antunes, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.

10.4
Escrow Agreement, dated May 9, 2008, between Miguel Antonio Dos Guimaraes Bastos, as holder of the escrow account and Lakeland do Brasil Empreendimentos e Participacoes Ltda, as the escrow account beneficiary, and Banco UBS Pactual S.A., as escrow agent.

10.5	Management Agreement between Elder Marcos Vieira da Conceicao and Qualytextil, S.A.‡

10.6	Management Agreement between Marcia Cristina Vieira da Conceicao Antunes and Qualytextil, S.A. ‡

10.7	Management Agreement between Elton de Carvalho Antunes and Qualytextil, S.A. ‡

10.8	Management Agreement between Miguel Antonio dos Guimaraes Bastos and Qualytextil, S.A. ‡

10.9	Second Amended and Restated Note between Lakeland Industries, Inc. and Wachovia, N.A.

10.10	Third Modification to Note and Loan Agreement and Reaffirmation of Guaranty.

10.11	Unconditional Guaranty between Lakeland do Brasil Empreendimentos e Participacoes Ltda., Lakeland Industries, Inc., and Wachovia Bank, N.A.

10.12	Unconditional Guaranty between Qualytextil, S.A., Lakeland Industries, Inc., and Wachovia Bank, N.A.

10.13	Quota Pledge Agreement among Lakeland Industries, Inc., Christopher J. Ryan, Wachovia Bank, N.A., Qualytextil S.A. and Lakeland do Brasil Empreendimentos e Participacoes Ltda.

10.14	Share Pledge Agreement among Lakeland do Brasil Empreendimentos e Participacoes Ltda., Lakeland Industries, Inc., Wachovia Bank, N.A. and Qualytextil S.A.

10.15	Equipment Pledge and Security Agreement among Wachovia Bank, N.A., Qualytextil S.A., Lakeland do Brasil Empreendimentos e Participacoes Ltda., and Lakeland Industries, Inc.

10.16	Power of Attorney, Qualytextil, S.A. appointing Wachovia Bank, N.A. to the powers granted by the Bank in the Equipment Pledge and Security Agreement.

10.17	Power of Attorney, Qualytextil, S.A. appointing Wachovia Bank, N.A. to the powers granted by the Bank in the Inventory Pledge and Security Agreement.

10.18	Inventory Pledge and Security Agreement among Wachovia Bank, N.A., Qualytextil S.A., Lakeland do Brasil Empreendimentos e Participacoes Ltda., and Lakeland Industries, Inc.

10.19	Accounts Receivable and Bank Account Pledge Agreement By and Between Qualytextil, S.A., as Pledgor and Wachovia Bank National Association, as Pledgee.

10.20	Accounts Receivable Pledge Agreement By and Between Qualytextil, S.A., as Pledgor and Wachovia Bank National Association, as Pledgee.

10.21	Debt Subordination Agreement for Lakeland do Brasil Empreendimentos e Participacoes Ltda.

10.22	Debt Subordination Agreement for Qualytextil, S.A.

99.1	Press Release issued by Lakeland Industries, Inc. on May 14, 2008, titled “Lakeland Industries Completes Acquisition of Brazilian Protective Apparel Supplier Qualytextil, S.A.”

†	All schedules and similar attachments to the Stock Purchase Agreement have been omitted. Copies of such schedules and similar attachments will be furnished supplementally to the SEC upon request.

‡	Management compensatory plan or arrangement.